                                                STATEMENT OF ADDITIONAL INFORMATION
                                                        Dated April 30, 2003
                                                                for
                                               AAL VARIABLE PRODUCT SERIES FUND, INC.
                                         4321 North Ballard Road, Appleton, Wisconsin 54919
                                                      (800)THRIVENT (847-4836)

This Statement of Additional Information (SAI) is not a prospectus but provides additional information that should be read in conjunction with the prospectus of the AAL Variable Product Series Fund, Inc. (the "Fund"), dated April 30, 2003. The terms used in this SAI that are not otherwise defined have the same meaning given to them in the prospectus. The Fund's prospectus may be obtained at no charge by writing or telephoning the Fund at the address and telephone number above. The Financial Statements of each portfolio and the independent accountant's report thereof, are incorporated by reference into this Statement of Additional
Information from the Fund's Annual Report to Shareholders (see "Financial Statements").

The AAL Variable Product Series Fund, Inc. is an open-end diversified investment company, commonly called a mutual fund. The Fund is made up of several separate portfolios, each with its own specific investment objective. Shares of the Fund are sold to several separate accounts and retirement plans. The separate accounts fund variable annuity and variable life insurance contracts (the
"contracts") offered by Thrivent Financial for Lutherans ("Thrivent Financial") and Lutheran Brotherhood Variable Insurance
Products Company ("LBVIP").

Thrivent Financial serves as the investment adviser to the Fund. Thrivent Financial will use its professional experience to help the portfolios to meet their individual objectives; however, no assurance can be made that these objectives will be met. This SAI describes the following portfolios:

Technology Stock Portfolio
Small Cap Value Portfolio
Small Cap Stock Portfolio
Small Cap Index Portfolio
Mid Cap Stock Portfolio
Mid Cap Index Portfolio
International Portfolio
Capital Growth Portfolio
Large Company Index Portfolio
Real Estate Securities Portfolio
Balanced Portfolio
High Yield Bond Portfolio
Bond Index Portfolio
Mortgage Securities Portfolio

                                                                Table of Contents

     DESCRIPTION OF THE FUND

     INVESTMENT POLICIES

     INVESTMENT STRATEGIES AND RISKS

     FOREIGN SECURITIES AND RISKS

     OPTIONS AND FUTURES

     TEMPORARY DEFENSIVE POSITIONS

     PORTFOLIO TURNOVER

     MANAGEMENT OF THE FUND

     COMPENSATION OF DIRECTORS

     INVESTMENT ADVISORY AND OTHER SERVICES

     PORTFOLIO TRANSACTIONS

     VOTING PRIVILEGES

     PURCHASE, REDEMPTION AND PRICING OF SHARES

     NET ASSET VALUE

     TAXATION OF THE FUND

     CALCULATION OF PERFORMANCE DATA

     THE S&P 500 INDEX

     THE S&P MIDCAP 400 INDEX

     THE S&P SMALLCAP 600 INDEX

     DISCLAIMERS AND LIMITATIONS OF LIABILITIES OF STANDARD & POOR'S

     FINANCIAL STATEMENTS

     APPENDIX: BOND RATINGS

DESCRIPTION OF THE FUND

The AAL Variable Product Series Fund, Inc. (the "Fund") is registered with the SEC as an open-end diversified management investment company. The Fund is a Maryland business corporation, which was incorporated on May 24, 1994. The Fund currently consists of several portfolios, each of which represents a separate series of shares of beneficial interest in the Fund. The Fund is the investment vehicle available to six separate accounts (AAL Variable Annuity Account I, AAL Variable Annuity Account II, LB
Variable Annuity Account I, LBVIP Variable Annuity Account I, Thrivent Variable Annuity Account I and Thrivent Variable Life
Account I) and certain corporate sponsored retirement accounts. The separate accounts are registered as unit investment trusts with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). Each separate account meets the definition of a separate account under the Federal securities laws. The rights of the separate accounts as shareholders of the Fund are distinguished from your rights as the contract owners; however, certain voting privileges are passed down to you. See the appropriate account prospectus for more information concerning your rights as a contract owner.

The SEC does not supervise the management or investment practices or policies of the separate accounts.

The Fund may issue up to two billion shares of common stock, $.001 par value, in one or more series (portfolios) as the Board of
Directors may authorize. Currently, the Directors have authorized 14 portfolios that bear the designation of the names of the respective portfolios. The Directors may, in the future, authorize the issuance of more series of shares. Each share of a portfolio is entitled to participate on a pro rata basis in any dividend or other distribution declared by the Directors with respect to that portfolio. All shares of a portfolio have equal rights in the event of liquidation of that portfolio.

We provided the initial capitalization of each portfolio.

The Fund's Articles and Bylaws permit its Directors to issue up to two billion shares of common stock on a full or fractional share basis and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a portfolio. Each share represents an interest in a portfolio proportionately equal to the interest of each other share. If the Fund were to liquidate, all shareholders of a portfolio would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable, and in the best interests of shareholders, the
Directors may create additional classes of shares which may differ from each other only as to dividends or, as is the case with the portfolios, have separate assets and liabilities (in which case any such class would have a designation including the word
"series").

Income and operating expenses are generally allocated to the portfolio in which the related assets are held. In the event that there are any assets, income, liabilities or expenses which are not readily identifiable as belonging to any particular portfolio, the Directors will allocate them among any one or more of the portfolios in such manner and on such basis as the Directors, in their sole discretion, deem fair and equitable.

INVESTMENT POLICIES

In addition to those policies mentioned in the Fund prospectus, the portfolios are subject to certain investment restrictions. A portfolio may not:

o    invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry, excluding securities issued or guaranteed by the United States government or any of its agencies or instrumentalities; or

o    invest more than 5% of its total assets in a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except that up to 25% of the portfolio's total assets may be invested without regard to this limitation and except that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Additionally, each portfolio operates under the following investment restrictions. A portfolio may not:

(1)      make any investment if, immediately thereafter, less than 75% of its total assets would be represented by (a) cash, receivables and other cash items, (b) securities issued by the U.S. government, its agencies or instrumentalities and (c)
         other securities limited in respect of any one issuer to an amount not greater in value than 5% of such total assets. For purposes of this restriction, repurchase agreements fully collateralized by securities of the U.S. government, its agencies and instrumentalities shall be considered to be securities issued by the governmental entity in question, rather than by the repurchase agreement obligor;

(2)      purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may, to the extent consistent with its investment objectives and policies, make margin deposits in connection with transactions in options, futures and options on futures;

(3)      make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads, or combinations thereof, except, to the extent consistent with its investment objectives and policies, transactions in options on securities or indexes, interest rate and index futures and options on such futures;

(4)      make loans to other persons, except that a portfolio reserves freedom of action, consistent with their other investment policies and restrictions and as described in the prospectus and this SAI, to (i) invest in debt obligations, including those which are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans, (ii) enter into repurchase agreements and (iii) lend portfolio securities, provided that no portfolio may lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(5)      issue senior securities or borrow, except that a portfolio may borrow in amounts not in excess of 10% of its total assets, taken at current value and then only from banks, as a temporary measure for extraordinary or emergency purposes. The portfolios will not borrow to increase income but may borrow, among other things, to meet redemption requests which otherwise might require untimely dispositions of portfolio securities;

(6)      mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a portfolio except as may be necessary in connection with and subject to the limits in restriction (5);

(7)      underwrite any issue of securities, except to the extent that the purchase of securities directly from an issuer thereof in accord with a portfolio's investment objectives and policies may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities a portfolio may be deemed an underwriter under federal securities laws;

(8)      purchase or sell real estate, provided that a portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(9)      purchase or sell commodities or commodity contracts, except that, to the extent consistent with its investment objective and policies, a portfolio may purchase or sell interest rate and index futures and options thereon. For purposes of this restriction, foreign exchange contracts are not considered to be commodities contracts;

(10)     invest more than 25% of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance subsidiaries are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
         Nor does this restriction apply to investments by a portfolio in obligations of the U.S. government or any of its agencies or instrumentalities;

(11)     invest in oil, gas or mineral related programs or leases;

(12)     invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 15% of a portfolio's total assets, taken at current value at the time of such investment, would be invested in such securities;

(13)     except for the Small Cap Value Portfolio, Real Estate Securities Portfolio and Mortgage Securities Portfolio, purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a portfolio's total assets to be invested in investment company securities, provided that (a) no investment will be made in the securities of any one investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such company would be owned by a portfolio or more than 5% of the value of a portfolio's total assets would be invested in such company and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; or

(14)     purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

For purposes of any restrictions or limitations to which the Fund is subject, no portfolio, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed:

(1)      to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument; or

(2)      to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the portfolio does not hold directly in its portfolio.

In pursuing their respective objectives, each portfolio may employ the investment techniques described in the prospectus and elsewhere in this SAI. Except for the Technology Stock, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth, Small Cap
Value, Real Estate Securities and Mortgage Securities Portfolios, each portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that portfolio. Each of the above restrictions, (1) through (14), are not deemed fundamental policies, and therefore, may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

The portfolios may use the following applicable techniques in pursuit of their investment objectives:

Lending Portfolio Securities

Subject to restriction (4) under Investment Policies, a portfolio may lend its portfolio securities to broker-dealers and banks.
Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the portfolio. The portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of securities during the existence of the loan if, in the adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Repurchase Agreements and Borrowing

To earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the portfolios.
In a typical repurchase agreement, we would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the portfolio's holding period. We require the sellers to post collateral
(in cash, U.S. government securities or obligations issued by banks) in an amount at all times equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, there may be delays and expenses in liquidating the securities, decline in their value and loss of interest. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which they enter into repurchase agreements. No portfolio may invest more than 15% of its total assets in repurchase agreements maturing in more than seven days or in securities that are subject to legal or contractual restrictions on resale or are otherwise illiquid.

We may borrow, but only from banks, for temporary or emergency purposes in amounts not exceeding 10% of a portfolio's total assets. We will repay any borrowings before we purchase any more securities for the portfolio. Any interest we pay on such borrowings will reduce a portfolio's net income.

Other Investment Companies

Each Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value.
Others are continuously offered at net asset value, but may also be traded in the secondary market.  The extent to which a
Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETF's)

The portfolios may, consistent with their investment objectives, purchase Standard & Poor's Depositary Receipts (SPDRs), iShares,
and other similar Exchange Traded Funds. ETF's are generally American Stock Exchange-traded securities that represent ownership in a Unit Investment Trust; a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of a corresponding index. ETF's may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading or reducing transaction costs. The use of ETF's would introduce additional risk to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

When-Issued and Delayed Delivery Securities

To ensure the availability of suitable securities, we may buy when-issued or delayed delivery securities for the Technology Stock,
Small Cap Value, Small Cap Stock, Mid Cap Stock, International, Capital Growth, Real Estate Securities, Balanced, High Yield Bond,
Bond Index, and Mortgage Securities Portfolios. A portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons.
Generally, we will not pay for when-issued securities or start earning interest until we have received the underlying securities for the portfolios. At the time a portfolio enters into a binding obligation to purchase securities on a when-issued basis, liquid high-grade debt obligations of the portfolio, having a value at least as great as the purchase price of the securities to be purchased, will be identified on the books of the portfolio and held by the portfolio's custodian throughout the period of the obligation. The use of these investment strategies may increase NAV fluctuation. We do not speculate in when-issued securities for the portfolios. We purchase the securities with the expectation of acquiring the underlying securities when delivered. However, we sell when-issued securities before the settlement date when we believe it is in the best interest of a portfolio.

Dollar Roll Transactions

Certain of the portfolios may enter into dollar roll transactions with respect to mortgage securities in which the portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price.  During the period between the sale and repurchase, the portfolios forgo principal and interest paid on the mortgage securities sold.  The portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments.  While the dollar roll transactions may result in higher transaction costs or higher taxes for the portfolios, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Privately Issued Securities

Commercial paper and other securities in which money market funds registered according to Rule 2a-7 of the 40 Act may invest include securities issued by major corporations without registration under the Securities Act of 1933 ("33 Act") in reliance on certain exemptions, including the "private placement" exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through, or with, the assistance of investment dealers who make a market in it, thus providing liquidity. In the opinion of the adviser, Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. However, regulatory interpretations currently in effect require that the portfolio will not purchase Section 4(2) paper if more than 10% of its total assets would consist of such paper and illiquid
(including other restricted) securities.

Illiquid and Restricted Securities

We may hold up to 15% of a portfolio's net assets in illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a portfolio, including securities we acquired in private placements that have restrictions on their resale
(restricted securities). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. The Board of Directors has established procedures for determining the liquidity of portfolio securities and has delegated the day-to-day liquidity determinations to the adviser.

Rule 144A permits certain qualified institutional buyers, such as the portfolios, to trade in privately placed securities not registered under the 33 Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a portfolio could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Structured Securities

The International, High Yield Bond and Mortgage Securities Portfolios may invest in structured notes and/or preferred stocks.
These securities have a value (i.e., principal amount at maturity and/or coupons or dividend amounts) linked to currencies, interest rates, commodities, indexes or other financial indicators. Typically, these securities are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic.
For example, gold structured securities may provide for maturity values that depend on the price of gold, resulting in securities whose prices tend to rise and fall together with gold prices.

In addition to the credit risk of the issuer and the normal risks of changes in interest rates, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero and any further declines in the value of the underlying instrument may then reduce the redemption amount payable at maturity. Finally, structured securities may have more volatility than the price of the underlying instrument.

Investing in Bonds versus Investing in a Portfolio
Investing in a portfolio that owns bonds is not the same as buying an individual bond. Both bonds and portfolios owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a portfolio may include a constantly changing pool of bonds with differing interest rates and maturity prices. Both share prices and dividends may fluctuate in a portfolio owning bonds.

Interest Rate Risk

For the Bond Index, Balanced, High Yield Bond, Real Estate Securities, and Mortgage Securities Portfolios, you can expect that interest rate changes will significantly impact the value of your portfolio investments. Supply and demand as well as economic monetary policies influence interest rates. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held as assets in a portfolio and vice versa. As a result, interest rate fluctuations will affect a portfolio's net asset values but not the income received from its existing investments. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the portfolios will vary over time, we cannot assure a specific yield on a portfolio's shares.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price-sensitive to interest rate changes because of their short duration.

Income-producing equity securities generally pay higher than average dividends. Due to the regular payment of higher dividends, these securities, like bonds, are more sensitive to interest rate levels than other equity securities.

Investment Grade and Medium Grade Bond Investments

We may purchase investment grade bonds for the International, Balanced, High Yield Bond, Bond Index, Mortgage Securities and Real
Estate Securities Portfolios. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a Nationally Recognized Statistical Rating Organization (NRSRO), such as BBB or better by Duff and Phelps Credit Rating Co.
(Duff & Phelps) and Standard & Poor's Corporation (Standard & Poor's) or Baa or better by Moody's Investors Services, Inc.
(Moody's). Securities rated in the fourth highest category, such as BBB by Duff & Phelps or Standard & Poor's or Baa by Moody's,
are considered medium grade bonds and are more sensitive to economic changes and have speculative characteristics. If a bond in a portfolio has lost its rating or has its rating reduced, we do not have to sell the security, but we will consider the lost or reduced rating in determining whether that portfolio should continue to hold the bond.

To the extent that the ratings accorded by Moody's, S&P or Duff & Phelps for debt securities may change as a result of changes in such organization or changes in their rating systems, a portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies. For a description of certain ratings applied by rating services to debt securities, please refer of the Appendix to this SAI.

Variable Rate Demand Notes

All of the portfolios may purchase variable rate securities. We intend to invest in these longer-term variable rate securities only when, in our view, we may be able to take advantage of the higher yield that is usually paid on these securities over other short-term securities and it appears to us that the variable rates on these securities may reduce the fluctuations in market value typical of longer-term securities. We also may purchase variable rate securities with a put option, which may further reduce the risk of fluctuations in market value.

Mortgage-Backed Securities

For the Real Estate Securities, Balanced, High Yield Bond, Bond Index and Mortgage Securities Portfolios, we may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage
Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and the Federal Housing Authority. GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. We may also invest in conventional mortgage-backed securities, which are packaged by private corporations and are not guaranteed by the U.S. government. We will invest in the securities of a particular agency only when the portfolio manager is satisfied that the credit risk is minimal.

Mortgage-backed securities generally provide for a "pass through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance.

We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities tend to accelerate. Payments are amortized and consist of a portion paying interest and a portion paying principal. In some cases prepayments are made where additional payments are applied to the principal to reduce the time of the loan. Accordingly, any prepayments on mortgage-backed securities that we hold for a portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the portfolio. If we buy any mortgage-backed securities for a portfolio at a premium, the portfolio receives prepayments, if any, at par or stated value, which lowers the return on the portfolio. Finally, the risk of prepayment tends to cause the value of a portfolio's investments in mortgage-backed securities to increase less in times of decreasing interest rates and decline more in times of increasing interest rates. On the other hand, these securities tend to have a higher yield than do securities with no prepayment feature.

Commercial Mortgage-Backed Securities

The Real Estate Securities, Balanced, High Yield Bond, Bond Index and Mortgage Securities Portfolios may invest in commercial mortgage-backed securities that include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues are relatively small compared to the market for residential single-family mortgage-backed securities.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-back securities.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities
The Real Estate Securities, Balanced, High Yield Bond, Bond Index and Mortgage Securities Portfolios may invest in mortgage-backed securities, including Collateralized Mortgage Obligations (CMOs) and multi-class pass-through securities, which are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as "derivatives."

In a CMO, a series of bonds or certificate is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued a specified coupon rate and has a stated maturity or final distribution date. Principal payments on collateral underlying a
CMO may cause it to be retired substantially earlier than the stated maturity or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a CMO's series in many ways. In a common structure, payment of principal on the underlying mortgages are applied according to scheduled cash flow priorities to classes of a CMO's series.

There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities ("mortgage assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of principal payments of the underlying pool of mortgage assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and accrual (or "Z") bonds, which are described below.

Each portfolio may not invest more than 7.5% of its net assets in any IOs, POs, inverse floaters or accrual bonds at any one time or more than 15% of its net assets in all such obligations at any one time. Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by the portfolios to attempt to protect against a reduction in the income earned on the portfolios' investments due to a decline in interest rates. The portfolios would be adversely affected by the purchase of such CMOs in the event of a increase in the interest rates because the coupon rate thereon will decrease as interest rates increase and, like other mortgage-backed securities, the value will decrease as interest rates increase.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments)
on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield-to-maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses even if the
IO class is rate AAA. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

An accrual or Z bondholder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate and this accrued interest is added to the amount of principal that is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest that was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche that pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates affect the date at which cash payments begin to be made on a Z tranche and therefore also influence its market value.

High Yield "Junk" Bonds

The International and High Yield Bond Portfolios invest in high-yield, high risk bonds, with the High Yield Bond Portfolio normally investing at least 80% of its total assets in such securities. While the market for high-yield bonds has existed for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. From 1989 to 1991, and 1998 to 1999, the percentage of lower-quality securities that defaulted rose significantly above prior default levels. However, the default rate decreased subsequently.

The primary risk of investing in the high-yield sector is the credit risk. Bonds rated below investment grade have greater risks of default than investment grade bonds (including medium grade bonds) and, may in fact, be in default. Issuers of high-yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower-rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high-yield bonds will likely rise.

The High Yield Bond, Mortgage Securities and Real Estate Securities Portfolios may invest in lower-rated asset and mortgage-backed securities, including interest in pools of lower-rated bonds, consumer loans or mortgages, commercial mortgage-backed securities or complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. These bonds also may be subject to prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tend to accelerate. Accordingly, any prepayments on these securities held by the portfolio reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Frequently, high-yield bonds are less liquid than investment grade bonds. In some cases, these bonds have no resale market at all.
As a result, these bonds are more difficult to price accurately and are subject to price volatility. We may experience difficulty in valuing the high-yield securities in these portfolios or purchasing or disposing of them on favorable terms, particularly during adverse market or economic conditions. In the event of an illiquid market or in the absence of readily available market quotations for certain high-yield bonds in the portfolios, our judgment will play a greater role in valuing the securities.

Certain high-yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind ("PIK") bonds, which are issued at deep discounts, may experience greater volatility in market value. Asset and mortgage-backed securities, including collateralized mortgage obligations, in addition to greater volatility, may carry prepayment risks.

Initial Public Offerings

From time to time the portfolios may invest in an initial public offering ("IPO") of a security. Investments in an IPO are made consistent with the individual portfolio's investment objective and investment strategies. Proceeds from some IPO's are distributed among the portfolios consistent with the portfolios' "Initial Public Offerings Policies and Procedures." Investments
in IPO's may have a magnified performance impact on a portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

FOREIGN SECURITIES AND RISKS

The portfolios may invest in foreign securities domestically through American Depository Receipts (ADRs) and securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. The Technology Stock and International
Portfolios may invest in foreign securities other than ADRs and may invest in ADRs without limit. Foreign securities may present a greater degree of risk (including risks related to tax provisions or appropriation of assets) than do securities of domestic issuers.

The International Portfolio normally invests at least 65% of its total assets in foreign securities primarily trading in at least three different countries, not including the U.S. We invest in a variety of different regions and countries including but not limited to Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong,
Hungary, India, Indonesia, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru,
Philippines, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

Typically, we consider a stock to be a "foreign stock" if it is issued by a company that is domiciled in a particular country if it:

1.  is organized under the laws of that country;

2.  has at least 50% of the value of its assets located in that country; or

3.  derives at least 50% of its income from operations or sales in that country.

For stocks that do not meet the above domicile criteria, we make a good-faith determination based on such factors as the location of issuer's assets, personnel, sales and earnings.

Foreign Securities

The Large Company Index and Small Cap Index Portfolios and the stock component of the Balanced Portfolio may invest in the common stock of foreign corporations, including ADRs, but only if such securities are listed and traded on a U.S. national securities exchange. The Bond Index and High Yield Bond Portfolios and the bond component of the Balanced Portfolio may invest in debt securities of foreign issuers that are payable in U.S. dollars. The money market component of the Balanced Portfolio may invest in short-term Eurodollar and Yankee bank obligations. Foreign securities may represent a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

The Technology Stock and International Portfolios may invest in ADRs without limit. ADR facilities may be either "sponsored" or
"unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The International Portfolio may invest in sponsored and unsponsored ADRs.

In addition to ADRs, the Technology Stock and International Portfolios may hold foreign securities in the form of American
Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities.
Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S.
market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets and EDRs and CDRs (in bearer form) in European markets. The adviser and subadviser for the International Portfolio considers investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for purposes of diversification.

Foreign Investing Expenses

Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, portfolios that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities. In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a portfolio that invests in foreign securities does not mean that the portfolio has higher expenses than others with similar investment policies and percentages of assets invested in foreign securities.

Foreign Currency Exchange Transactions

Because all of the portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar; the portfolios may enter into foreign currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency as well as convert foreign currency to other foreign currencies. A portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Foreign securities have currency risk, meaning the risk that changes in foreign currency exchange rates and exchange control regulations will affect favorably or unfavorably the U.S. dollar value of these securities (and any income generated from them).
To manage this risk and facilitate the purchase and sale of foreign securities for a portfolio, we may engage in foreign currency transactions involving:

o   the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date);
o   options on foreign currencies;
o   currency futures contracts; or
o   options on currency futures contracts.

A forward foreign currency exchange contract is an obligation by a portfolio to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a portfolio's securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.

The portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a portfolio's long-term investment decisions, the portfolios will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions. However, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

Passive Foreign Investment Companies  (All Portfolios Except the Money Market Portfolio)

Each portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.  Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments.  In addition, the portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years.  Such gains and losses will be treated as ordinary income.  The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Risks of Investing in Foreign Securities

Foreign investments may involve risks that are in addition to the risks inherent in U.S. securities. In many countries there is less public information available about issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a portfolio may incur costs in converting securities denominated in foreign currencies into U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a portfolio's income without providing a tax credit to shareholders.

Currency Risk

Even though a portfolio may hold securities denominated or traded in foreign securities, we measure a portfolio's performance in terms of U.S. dollars, which may subject the portfolio to foreign currency risk. Foreign currency risk is the possibility that the
U.S. dollar value of foreign securities (and any income generated therefrom) held by a portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a portfolio may go up or down as the value of the dollar rises or falls compared to a foreign currency. Obtaining and enforcing judgments, when necessary, in foreign countries may be more difficult and expensive than in the U.S.

Liquidity Risk

Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange (NYSE) or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. The lower liquidity in a foreign market can affect our ability to purchase or sell blocks of securities and obtain the best price in the foreign market for a security. Foreign markets tend to have greater spreads between bid and asked prices, trading interruptions or suspensions and brokerage and other transaction costs. Settlement practices vary from country to country and many foreign markets have longer settlement periods for their securities in comparison to domestic securities. These differing practices may cause us to lose opportunities for favorable purchases elsewhere and interest income. Also, foreign markets may trade on days when the portfolios do not value their portfolios. This means that a portfolio's net asset value can change on days when you cannot access your account. We may incur extra costs for a portfolio when involved in currency hedging. For example, restrictions on converting a foreign currency into
U.S. dollars may adversely affect the value of a portfolio.

Political, Economic and Market Risks

The degree of political and economic stability varies from country to country. If a country seizes money from foreigners or nationalizes an industry, a portfolio may lose some or all of any particular investment in that country. Individual foreign economies may vary favorably or unfavorably from the U.S. economy in such areas as growth of gross national product, inflation rate, savings, balance of payments and capital investment, which may affect the value of a portfolio's investment in any foreign country. Although this portfolio intends to invest in securities of issuers of stable and developed countries, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

Governmental Regulation

Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S.
markets. Also, many foreign governments impose restrictions on investments in their capital markets as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

Nonuniform Corporate Disclosure Standards

Many countries have laws making information on publicly-traded companies, banks and governments unavailable, more difficult to obtain or incomplete. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, as applied to securities of different countries.

OPTIONS AND FUTURES

Financial Futures Contracts and Options

We may engage in options, futures and options on futures transactions for the portfolios, for bona fide hedging or other permissible risk management purposes, and to a limited extent, to generate income. Specifically, each portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract margin deposit; in addition, a portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent no more than 33% of the portfolio's assets. We may use these strategies for several reasons:

o   to maintain cash reserves while simulating full investment;
o   to facilitate trading;
o   to reduce transaction costs;
o   to enhance return; or
o   to hedge against price movements.

Our ability to use futures and options transactions successfully depends upon our skill for predicting the level and direction of the securities, options and futures markets, interest rates and other factors. An incorrect prediction may make the implementation of the hedging strategy in furtherance of a portfolio's investment objectives difficult. For example, significant differences may exist between the securities and the options and futures markets that could result in an imperfect correlation between them. Also, an incorrect prediction on the changes in the level and direction of interest rates could cause us to have a lower return for the portfolio than it would have had if we had not attempted the hedging transaction. In the absence of the ability to hedge, however, we might make other portfolio decisions in anticipation of the same market movements with similar investment results, but, most likely, at greater transaction costs.

All portfolios may write (sell) covered call options to provide additional revenue and to reduce the effect of price fluctuations in that portfolio's securities. In addition, through the purchase of options and the purchase and sale of futures contracts and related options, these portfolios may at times seek to enhance current returns or to hedge against a decline in the value of currently owned securities or an increase in the price of securities intended to be purchased. Options and futures contracts may also be used to facilitate trading, reduce transaction costs or to simulate full investment while maintaining cash reserves.

Additional types of options, futures contracts, futures options and related strategies that are not described in the Fund's prospectus or this SAI also may be employed if approved by the Board of Directors and if their use is consistent with the portfolio's investment objective.

Options on Securities and Indexes

Options may be purchased and sold on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade or similar entities or quoted on NASDAQ. In addition, agreements sometimes called cash puts may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from ("call") or sell to ("put") the writer of the option of the security underlying the option (or the cash value of a multiple of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are earmarked on the portfolio's records) upon conversion or exchange of other securities held in its portfolio. For a call option on an index, the option is covered if the portfolio maintains, in a segregated account with its custodian, cash or cash equivalents equal to the contract value. A call option also is covered if the portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is covered if the portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the portfolio desires.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a portfolio is an asset of the portfolio. The premium received for an option written by a portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Options On Foreign Stock Indexes

For the Technology Stock and International Portfolios, the effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the portfolio realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the portfolios of options on stock indexes will be subject to the subadvisers' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The portfolio will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

When the portfolio writes an option on a stock index, the portfolio will establish a segregated account with its custodian or with a foreign sub-custodian in which the portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option and will maintain the account while the option is open.

Futures Contracts and Options on Futures Contracts

All portfolios may use interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

Use of futures could facilitate the handling of portfolio cash flows and trading and reduce transaction costs. Futures would not be used by the Bond Index, Large Company Index and Small Cap Index Portfolios for hedging purposes but to gain exposure to the underlying indexes with available cash. The S&P 500 Index Future would be the instrument used to gain S&P 500 Index exposure in the Large Company Index Portfolio. The Russell 2000 Index future would be the instrument used to gain small-capitalization market exposure in the Small Company Index Portfolio. The Russell 2000 Index futures contract was introduced on the Chicago Mercantile
Exchange on February 3, 1993, and has become the most liquid of the small-capitalization index futures.

A public market exists in futures contracts covering a number of other indexes, as well as the following financial instruments:
U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar time deposits. It is expected that other futures contracts will be developed and traded. A portfolio may engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of
Directors, they are appropriate in carrying out the investment objectives of the portfolio.

The portfolios may purchase or write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each portfolio will only enter into futures contracts and futures options, which are standardized and traded on a U.S. exchange, board of trade or similar entity or quoted on an automated quotation system. Options on futures contracts may be liquidated without exercise if the portfolio enters into an offsetting position in the identical option prior to the expiration date.

When a purchase or sale of a futures contract is made by a portfolio, the portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a portfolio but is instead settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each portfolio will mark to market its open futures positions.

In similar fashion, a portfolio also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the portfolio.

Limitations on Options and Futures

A portfolio will not enter into a futures contract or purchase or write an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held and options thereon written by that portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in the money," would exceed 5% of the portfolio's net assets.
A call option is "in the money" if the price of the futures contract that is the subject of the option exceeds the exercise price.
A put option is "in the money" if the exercise price exceeds the price of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, a portfolio must maintain liquid assets which, when added to the related initial margin maintained by the portfolio, equals the market value of such contract. When writing a call option on a futures contract, the portfolio similarly will maintain liquid assets which, when added to the related initial margin maintained by the portfolio, at all times equals the amount such option is in the money until the option expires or is closed out by the portfolio.

A portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

Taxation of Options and Futures

If a portfolio exercises a call or put option it owns, the premium paid for the option is added to the cost of the security purchased (call) or deducted from the proceeds of the sale (put). For cash settlement options and futures options, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost of the security purchased (put). For cash settlement options and futures options, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

A portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the portfolio will realize a capital gain or, if it is less, the portfolio will realize a capital loss. If an option was "in the money" at the time it was written and the security covering the option was held for more than six months prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long term. The holding period of the securities covering an "in the money" option will not include the period of time the option is outstanding.

If an option written by a portfolio expires, the portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio realizes a capital gain or if it is more, the portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio realizes a capital gain or if it is less, the portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or expiration date. If a portfolio delivers securities under a futures contract, the portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, a portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options (other than an option on a stock), futures and futures options positions
("year-end mark to market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) which are intended to hedge against a change in the value of securities held by a portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

In order for each portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least
90% of its gross income for a taxable year must be derived from qualifying income: (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

Each portfolio intends to distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the portfolio's other investments and shareholders are advised of the nature of the payments.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position. If a portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expires without exercise. As the writer of a covered call option, a portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio, the portfolio would not be able to close out the option. If restrictions on exercise were imposed, the portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the portfolio is covered by an option on the same index purchased by the portfolio, movements in the index may result in a loss to the portfolio; however, such losses may be mitigated by changes in the value of the portfolio's securities during the period the option was outstanding.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying index or debt instrument. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures;
futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments owned or eligible to be acquired by the portfolios and the instruments underlying the standard contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.
The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures or futures option position and the portfolio would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

TEMPORARY DEFENSIVE POSITIONS

All of the Portfolios have a temporary defensive position policy that allows us to invest up to 100% of a portfolio's total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses.
Primarily, we may purchase the following types of securities for temporary defensive purposes: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; commercial paper rated at the time of purchase in the highest rating category by NRSROs; and bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

We may invest up to 100% of the International Stock Portfolio's total assets in U.S. securities or in securities primarily traded in one or more foreign countries or up to 100% in debt securities.

PORTFOLIO TURNOVER

We expect the indexed portfolios to have a portfolio turnover of less than 100%. The actively managed portfolios may have a turnover rate greater than 100%.

Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for a portfolio and may realize more taxable gains than in portfolios with less turnover, which may result in an increase in a portfolio's expenses and lower returns for shareholders. We may trade for a portfolio at a portfolio turnover rate significantly exceeding 100%, when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains.

For more information on transaction expenses and taxes, please refer to the sections in this SAI entitled Portfolio Transactions,
Dividends, Distributions and Taxes, and Performance Information.

MANAGEMENT OF THE FUND

Fund officers and certain officers of Thrivent Financial are responsible for the day-to-day operations of the Fund. The Fund's
Board of Directors decides matters of general policy and reviews the activities of the Fund's adviser and the Fund's officers.

The Adviser

Thrivent Financial is the adviser to the Fund. Thrivent Financial has extensive investment management experience. As of December
31, 2002, Thrivent Financial managed approximately $57.2 billion in assets for itself or through its affiliates. Thrivent
Financial's principal business is selling insurance and other financial products to its members including: life, disability income, long-term care and Medicare supplement insurance and annuities to its members.

Thrivent Financial was organized on November 24, 1902, as a fraternal benefit society under Internal Revenue Code section
501(c)(8) and incorporated under the laws of the state of Wisconsin as a non-stock, non-profit corporation. The principal address of the adviser is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Thrivent Financial has entered into an Investment Advisory Agreement with the Fund. Pursuant to this agreement, Thrivent Financial manages the investment and reinvestment of the Fund's assets and supervises the Fund's daily business affairs, subject to the supervision of the Fund's Board of Directors. Thrivent Financial provides the Fund with the personnel and facilities necessary to manage the Fund. Thrivent Financial formulates and implements a continuous investment program for the portfolios consistent with each portfolio's investment objectives, policies and restrictions.

Thrivent Financial reimburses certain portfolios of the Fund for substantially all of its operating expenses other than investment advisory fees, brokerage commissions and any extraordinary items such as litigation expenses or income tax liabilities. Currently,
Thrivent Financial is reimbursing all of the portfolios except the Large Company Index Portfolio, the Balanced Portfolio and the
Small Cap Index Portfolio.

Notwithstanding any reimbursement, each portfolio will bear all of its operating expenses that are not specifically assumed by
Thrivent Financial, including: interest and taxes; brokerage commissions; insurance premiums; compensation and expenses for those
Directors who are not affiliated with Thrivent Financial independent legal and audit expenses; fees and expenses of the Fund's custodian, shareholder servicing or transfer agent and accounting services agent; expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of dividends; fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; Fund or portfolio organizational expenses;
expenses of preparing, printing and mailing Fund reports, notices, proxy material and prospectuses to shareholders of the Fund;
all other expenses incidental to holding meetings of the Fund's shareholders; dues of, or assessments of, or contributions to, the
Investment Company Institute or any successor or other industry association; such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Directors with respect thereto; and cost of daily valuation of each of the portfolio's securities and net asset value per share. Thrivent
Financial may withdraw any such reimbursement on 30-days' written notice to the Fund. Thrivent Financial has informed the Fund's
Board of Directors that it currently intends to bear all of the Fund's operating expenses, other than those specified immediately above, through at least December 31, 2003.

Board of Directors and Executive Officers

The Directors and executive officers of the Fund and their principal occupations during the past five years are described below.
Unless otherwise specified, the business address of all Directors and officers is 625 Fourth Avenue South, Minneapolis, Minnesota
55415. The number of portfolios in the fund complex is 29 for each and every director and officer that oversee the Fund. This number includes the 15 funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

Interested Directors*

                           Position with the Fund, Length of   Principal Occupation During the    Other Directorships Held by
Name, Address and Age      Service and Term of Office **       Past 5 Years                       Director
------------------------------------------------------------------------------------------------------------------------------------
John O. Gilbert            Chairman and Director since 1999   Chairman, Thrivent Financial for    Chairman of the Life Office
625 Fourth Avenue South                                       Lutherans since 2002; Chairman,     Management Association (LOMA)
Minneapolis, MN                                               President and Chief Executive       board of directors; member of
Age 60                                                        Officer, Aid Association for        the board of regents for Luther
                                                              Lutherans from 1999 to 2002;        College in Decorah, Iowa; member
                                                              President and Chief Executive       of the board for Fox PAC -
                                                              Officer, Aid Association for        Performing Arts Center in
                                                              Lutherans from 1996 to 1999         Appleton, Wisconsin; Trustee,
                                                                                                  Luther Seminary Foundation
------------------------------------------------------------------------------------------------------------------------------------
Lawrence W. Stranghoener   Director since 2002                Executive Vice President and        St. Paul Chamber Orchestra
                                                              Chief Financial Officer, Thrivent   Board; Metropolitan Economic
                                                              Financial for Lutherans since       Development Association;
                                                              2002; Executive Vice President      Director, Kennametal, Inc.
                                                              and Chief Financial Officer,
625 Fourth Avenue South                                       Lutheran Brotherhood in 2001;
Minneapolis, MN                                               Executive Vice President and
Age 48                                                        Chief Financial Officer,
                                                              Techies.com in 2000; Vice
                                                              President and Chief Financial
                                                              Officer, Honeywell Inc. from 1983
                                                              to 1999
------------------------------------------------------------------------------------------------------------------------------------

Disinterested Directors

Name, Address and Age      Position with the Fund, Length of   Principal Occupation During the    Other Directorships Held by
                           Service and Term of Office**        Past 5 Years                       Director
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ELCA University and College
                                                                                                  Employees' Health Benefit Board;
                                                                                                  ELCA Risk Management Board;
F. Gregory Campbell                                                                               Johnson Family Mutual Funds
625 Fourth Avenue South                                       President, Carthage College since   Board; Kenosha Area Business
Minneapolis, MN            Director since 1992                1998                                Alliance Board; Kenosha Hospital
Age 63                                                                                            and Medical Center Board;
                                                                                                  Prairie School Board; United
                                                                                                  Health Systems Board
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Gady            Director since 1987                Vice President, Public Affairs      International Agricultural
625 Fourth Avenue South                                       and Chief Economist, Conagra,       Marketing Association Board
Minneapolis, MN                                               Inc. (agribusiness)
Age 60
------------------------------------------------------------------------------------------------------------------------------------
Edward W. Smeds            Director since 1999                Retired since 1994                  Chairman of Carthage College
625 Fourth Avenue South                                                                           Board; Board of Governors, Club
Minneapolis, MN                                                                                   of Pelican Bay
Age 67
------------------------------------------------------------------------------------------------------------------------------------

Executive Officers

Name, Address and Age      Position with the Fund, Length of
                           Service and Term of Office          Principal Occupation During the Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret            President since 2002; Serves at    Senior Vice President, Marketing and Products, Thrivent Financial
625 Fourth Avenue South    discretion of the Board until      for Lutherans since 2002; Senior Vice President, Products, American
Minneapolis, MN            her successor is elected           Express Financial Advisors from 2000 to 2001; Vice President,
Age 47                                                        Variable Assets, American Express Financial Advisors from 1996 to
                                                              2000
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Gariboldi       Treasurer since  1999; Serves at   Head of Investment Accounting, Thrivent Financial for Lutherans
625 Fourth Avenue South                                       since 2002; Head of Investment Accounting, Aid Association for
Minneapolis, MN            discretion of  the Board until     Lutherans from 1999 to 2001; Treasurer, The AAL Mutual Funds from
Age 43                     his successor is elected           1997 to 1999
------------------------------------------------------------------------------------------------------------------------------------
James H. Abitz             Vice President since 1999;         Senior Vice President, Investments, Thrivent Financial for Lutherans
625 Fourth Avenue South    Serves at discretion of the        since 2002; Senior Vice President and Chief Investment Officer, Aid
Minneapolis, MN            Board until his successor is       Association for Lutherans from 1999 to 2001; Vice President,
Age 57                     elected                            Investments, Aid Association for Lutherans from 1998 to 1999
------------------------------------------------------------------------------------------------------------------------------------
Karl  D. Anderson          Vice President since 2003;         Head of Investment Product Solutions Management, Thrivent
625 Fourth Avenue South    Serves at discretion of the        Financial for Lutherans since 2002; Vice President and Actuary,
Minneapolis, MN            Board until his successor is       Aid Association for Lutherans from 1997 to 2002
Age  41                    elected
------------------------------------------------------------------------------------------------------------------------------------
Frederick P. Johnson       Vice President since 2003;         Vice President, Investment Operations, Thrivent Financial for
625 Fourth Avenue South    Serves at discretion of the        Lutherans since 2002; Vice President, Investment Operations,
Minneapolis, MN            Board until his successor is       Lutheran Brotherhood in 2001; Assistant Vice President, Investment
Age 40                     elected                            Operations, Lutheran Brotherhood from 1994 to 2001
------------------------------------------------------------------------------------------------------------------------------------
Brenda J. Pederson         Vice President since 2003;         Vice President, Member Support and Mutual Fund Operations,
625 Fourth Avenue South    Serves at discretion of the        Thrivent Financial for Lutherans since 2002; Vice President,
Minneapolis, MN            Board until her successor is       Member Services, Lutheran Brotherhood from 2001 to 2002; Assistant
Age 42                     elected                            Vice President, Member Services, Lutheran Brotherhood from 1997 to
                                                              2001
------------------------------------------------------------------------------------------------------------------------------------
Brett L. Agnew             Secretary since 2001; Serves at    Senior Counsel, Thrivent Financial for Lutherans since  2002;
625 Fourth Avenue South    discretion of the Board until      Counsel, Aid Association for Lutherans from 2001 to 2002; Consultant
Minneapolis, MN            his successor is elected           Principal Financial Group from 1998 to 2001
Age 32
------------------------------------------------------------------------------------------------------------------------------------
John C. Bjork              Assistant Secretary since 2003;     Senior Counsel, Thrivent Financial for Lutherans since 2002;
625 Fourth Avenue South    Serves at discretion of the Board   Counsel, Lutheran Brotherhood from 1987 to 2001
Minneapolis, MN            until his successor is elected
Age 49
------------------------------------------------------------------------------------------------------------------------------------
James E. Nelson            Assistant Secretary since 2003;    Vice President, Securities Law, Thrivent Financial for Lutherans
625 Fourth Avenue South    Serves at discretion of the        since 2002; Head of Securities Law, Lutheran Brotherhood from 2001
Minneapolis, MN            Board until his successor is       to 2002;  Counsel and head of Insurance Practice Group, Law Division
Age 42                     elected                            of ING ReliaStar (formerly ReliaStar Financial Corp.) from 1998 to
                                                              2001
------------------------------------------------------------------------------------------------------------------------------------
Marlene J. Nogle           Assistant Secretary since 2003;    Senior Counsel, Thrivent Financial for Lutherans since 2002; Senior
625 Fourth Avenue South    Serves at discretion of the        Counsel and Assistant Vice President, Lutheran Brotherhood from 1991
Minneapolis, MN            Board until her successor is       to 2002
Age 55                     elected
------------------------------------------------------------------------------------------------------------------------------------
Todd J. Kelly              Assistant Treasurer since 1999;    Head of Fund Accounting Operations, Thrivent Financial for Lutherans
222 West College Avenue    Serves at discretion of the        since 2002; Manager, Mutual Fund Accounting, Aid Association for
Appleton, WI               Board until his successor is       Lutherans from 1996 to 2002
Age 33                     elected
------------------------------------------------------------------------------------------------------------------------------------
Gerard V. Vaillancourt     Assistant Treasurer since 2002;    Head of Fund Accounting Administration, Thrivent Financial for
625 Fourth Avenue South    Serves at discretion of the        Lutherans since 2002; Manager-Portfolio Compliance, Lutheran
Minneapolis, MN            Board until his successor is       Brotherhood from 2001 to 2002; Manager-Fund Accounting, Minnesota
Age 35                     elected                            Life form 2000 to 2001; Supervisor-Securities Accounting, Lutheran
                                                              Brotherhood from 1998 to 2000
------------------------------------------------------------------------------------------------------------------------------------

* "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial for Lutherans.  All of the above interested directors are considered so due to their principal occupation with Thrivent Financial, the adviser and an affiliate of the Fund.

** Each Director serves an indefinite term until his successor is duly elected and qualified.  As a matter of policy, each
Director must retire at the end of the calendar year in which the Director attains age 70.  Officers serve at the discretion of the board until their successors are duly appointed and qualified.

Board of Directors

The disinterested directors of the Fund, as fiduciaries, owe the Fund and its shareholders special responsibilities of loyalty and care that come into play whenever business decisions of significance to the Fund and its shareholders are made.

The only standing committee of the Board is the Audit committee, which consists of the "disinterested" directors. The purpose of the committee is to provide oversight or management's accounting and internal controls.  In 2002, the committee convened two times.

Beneficial Interest in the Fund by Directors

Interested Directors

                                                                                             Aggregate Dollar Range of
                                                                                            Beneficial Ownership in All
                                                                                          Registered Investment Companies
                               Dollar Range of Beneficial                                Overseen by the Director in the
Name of Director               Ownership in the Fund                                         Investment Company Complex
-------------------------------------------------------------------------------------------------------------------------
John O. Gilbert                Technology Stock Portfolio         None                             Over $100,000
                               Small Cap Stock Portfolio          None
                               Small Cap Index Portfolio          None
                               Mid Cap Stock Portfolio            None
                               Mid Cap Index Portfolio            None
                               International Portfolio            None
                               Capital Growth Portfolio           None
                               Large Company Index Portfolio      None
                               Balanced Portfolio                 None
                               High Yield Bond Portfolio          None
                               Bond Index Portfolio               None
-------------------------------------------------------------------------------------------------------------------------
Lawrence W. Stranghoener       Technology Stock Portfolio         None                             Over $100,000
                               Small Cap Stock Portfolio          None
                               Small Cap Index Portfolio          None
                               Mid Cap Stock Portfolio            None
                               Mid Cap Index Portfolio            None
                               International Portfolio            None
                               Capital Growth Portfolio           None
                               Large Company Index Portfolio      None
                               Balanced Portfolio                 None
                               High Yield Bond Portfolio          None
                               Bond Index Portfolio               None

Independent Directors

                                                                                             Aggregate Dollar Range of
                                                                                            Beneficial Ownership in All
                                                                                          Registered Investment Companies
                               Dollar Range of Beneficial                                Overseen by the Director in the
Name of Director               Ownership in the Fund                                         Investment Company Complex
-------------------------------------------------------------------------------------------------------------------------
F. Gregory Campbell            Technology Stock Portfolio         None                            $50,001-$100,000
                               Small Cap Stock Portfolio          None
                               Small Cap Index Portfolio          None
                               Mid Cap Stock Portfolio            None
                               Mid Cap Index Portfolio            None
                               International Portfolio            None
                               Capital Growth Portfolio           None
                               Large Company Index Portfolio      None
                               Balanced Portfolio                 None
                               High Yield Bond Portfolio          None
                               Bond Index Portfolio               None
-------------------------------------------------------------------------------------------------------------------------
Richard L. Gady                Technology Stock Portfolio         None                             Over $100,000
                               Small Cap Stock Portfolio          None
                               Small Cap Index Portfolio          None
                               Mid Cap Stock Portfolio            None
                               Mid Cap Index Portfolio            None
                               International Portfolio            None
                               Capital Growth Portfolio           None
                               Large Company Index Portfolio      None
                               Balanced Portfolio                 None
                               High Yield Bond Portfolio          None
                               Bond Index Portfolio               None
-------------------------------------------------------------------------------------------------------------------------
Edward W. Smeds                Technology Stock Portfolio         None                             Over $100,000
                               Small Cap Stock Portfolio          None
                               Small Cap Index Portfolio          None
                               Mid Cap Stock Portfolio            None
                               Mid Cap Index Portfolio            None
                               International Portfolio            None
                               Capital Growth Portfolio           None
                               Large Company Index Portfolio      None
                               Balanced Portfolio                 None
                               High Yield Bond Portfolio          None
                               Bond Index Portfolio               None
-------------------------------------------------------------------------------------------------------------------------

Thrivent Financial is a non-stock corporation. No directors or officers of the Fund have any legal ownership interest in Thrivent
Financial or its affiliates nor any subadvisers notwithstanding any affiliated registered investment company.

In fulfilling its duty pursuant to Section 15(c) of the Act, the Board reviews and considers the terms of the investment advisory agreement and sub-advisory agreements, especially as they relate to the fees to be paid. In evaluating fees the Board examines the total compensation to be received by the Adviser and the Subadviser, both in cash and other benefits, in order to determine whether such fees are fair and reasonable in light of the services performed, the value of such services to the Funds and the availability of comparable services from other parties.

The items to be considered by the Board include the following:

o   The services to be provided to the portfolios by the adviser and the subadvisers, and the qualifications of each of them;
o   The fee structure for each of the portfolios generally and in relation to those charged to comparable mutual funds, especially with respect to break-points;
o   The possible benefits to the adviser and subadviser and their affiliates apart from cash compensation received;
o   The extent of profits derived by the adviser and subadviser under the agreements;
o   The performance of each of the Funds in general and in comparison to other investment companies with similar investment objectives over a comparable period of time; and
o   The availability, cost and value of alternative means of obtaining such services.

COMPENSATION OF DIRECTORS

The following table shows the compensation paid to the Directors* of the Fund for the year ended December 31, 2002:

Name                         Aggregate Compensation         Pension or           Estimated Annual       Total Compensation
                               from Fund (Includes      Retirement Benefits       Benefits Upon         from Fund and AAL
                             Deferred Compensation)     Accrued as Part of          Retirement         Fund Complex** Paid
                                                           Fund Expenses                                   to Directors
---------------------------------------------------------------------------------------------------------------------------
John O. Gilbert                          $0                     $0                      $0                         $0

Lawrence W. Stranghoener                  0                      0                       0                          0

F. Gregory Campbell                  11,000                      0                       0                     50,000

Richard L. Gady                      11,000                      0                       0                     50,000

Edward W. Smeds                      11,000                      0                       0                     50,000

*   The Fund did not pay any compensation to its executive officers during this period.
**  The AAL Fund Complex includes The AAL Mutual Funds, with respect to which, each of the Fund's independent directors serves as a trustee.

The Fund has adopted a deferred compensation plan for the benefit of the disinterested directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they may otherwise be entitled to receive from the Fund. Compensation deferred is invested into The AAL Mutual Funds, the allocation of which is determined by the individual director.

Code of Ethics

Rule 17j-1 promulgated under Section 17(j) of the Investment Company Act of 1940 makes it illegal for persons associated with the
Fund, the adviser or subadviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and subadviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of the Fund's portfolio securities trades from investing in the same securities;
however, the codes of ethics establish time frames, prior approval procedures and reporting requirements designed to ensure that persons who have knowledge of the Funds' portfolio securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits them.

Principal Holders of Securities

As of December 31, 2002, Thrivent Financial owned of record and beneficially the percentages of each portfolio's outstanding shares as shown below. Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

                                        Thrivent Financial Ownership            Thrivent Financial Ownership through
Portfolio                                      Its Own Account                       the Thrivent Savings Plan
--------------------------------------------------------------------------------------------------------------------
Technology Stock Portfolio                       17.273%                                      36.166%
Aggressive Growth Portfolio                      34.284%                                           0%
Small Cap Stock Portfolio                         5.010%                                      61.646%
Small Cap Index Portfolio                        12.142%                                           0%
Mid Cap Stock Portfolio                          21.208%                                           0%
Mid Cap Index Portfolio                          12.561%                                      12.328%
International Portfolio                           4.625%                                           0%
Capital Growth Portfolio                              0%                                           0%
Large Company Index Portfolio                         0%                                           0%
Equity Income Portfolio                          14.557%                                      17.262%
Balanced Portfolio                                    0%                                           0%
High Yield Portfolio                             28.248%                                       6.182%
Bond Index Portfolio                                  0%                                           0%
Money Market Portfolio                                0%                                           0%

To the knowledge of the Fund, no contract owner beneficially owns five percent or more of any portfolio.

As of December 31, 2002, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

The advisory agreement provides that, subject to Section 36 of the Investment Company Act of 1940 (the 1940 Act), the adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund and the performance of its duties under the agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

The Fund has agreed to use its best efforts to change its name if the adviser ceases to act as such with respect to the Fund and the continued use of the Fund's present name would create confusion in the context of the adviser's business. The advisory agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of any party to the agreement, on August 27-28, 2002. The advisory agreement terminates automatically upon assignment or at any time without penalty by vote of the Fund's Board of Directors or, with respect to any portfolio, by the vote of a majority of the outstanding shares of such portfolio or by the adviser, in each case on
60-days' written notice to the other party.

In fulfilling its duty pursuant to Section 15(c) of the Act, the Board reviews and considers the terms of the investment advisory agreement and sub-advisory agreements, especially as they relate to the fees to be paid. In evaluating fees the Board examines the total compensation to be received by the Adviser and the Subadviser[s], both in cash and other benefits, in order to determine whether such fees are fair and reasonable in light of the services performed, the value of such services to the Portfolios and the availability of comparable services from other parties.

All advisory fees are paid monthly and computed on the average daily net asset value of each portfolio. The annual management fee will be prorated for any month during which the investment advisory agreement is in effect for only a portion of the month.

The investment advisory agreements may be terminated by Thrivent Financial at any time without penalty upon giving the Fund sixty days written notice and may be terminated by the Funds at any time without penalty upon giving Thrivent Financial sixty days written notice provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of its
Directors in office at the time, or with respect to any portfolio, by the vote of a majority of the outstanding voting shares of that portfolio. The agreement will automatically terminate in the event of its assignment (as defined in the Investment Company
Act of 1940).

The fees charged for each portfolio are as follows:

Portfolio                      Adviser Fee based on Average Daily Net Assets
----------------------------------------------------------------------------
Technology Stock Portfolio               0.75%

Small Cap Value Portfolio                0.80%

Small Cap Stock Portfolio                0.70%on the first $200 million
                                         0.65% above $200 million

Small Cap Index Portfolio                0.35% on the first $250 million
                                         0.30% above $250 million

Mid Cap Stock Portfolio                  0.70%on the first $200 million
                                         0.65% on the next $800 million
                                         0.60% above $1 billion

Mid Cap Index Portfolio                  0.35% on the first $250 million
                                         0.30% above $250 million

International Portfolio                  0.80%

Capital Growth Portfolio                 0.65% on the first $500 million
                                         0.575% on the next $500 million
                                         0.50% on the next $4 billion
                                         0.45% above $5 billion

Large Company Index Portfolio            0.35% on the first $250 million
                                         0.30% above $250 million

Real Estate Securities Portfolio         0.80%

Balanced Portfolio                       0.35% on the first $250 million
                                         0.30% above $250 million

High Yield Bond Portfolio                0.40%

Bond Index Portfolio                     0.35% on the first $250 million
                                         0.30% above $250 million

Mortgage Securities Portfolio            0.50%

The advisory fee for the International Portfolio is a daily charge equal to an annual rate of 0.80% of the average daily net assets of the Portfolio.  From this amount the subadviser is paid the following fee based on assets under management:

                         International Portfolio
                                 OECHSLE
                   -----------------------------------
                   Total Assets             Annual Fee
                   -------------            ----------
                   First $20 million             0.54%
                   Next $30 million              0.45%
                   Over $50 million              0.36%
                   -----------------------------------

The advisory fee for the High Yield Bond Portfolio is a daily charge equal to an annual rate of 0.40% of the average daily net assets of the Portfolio.  From this amount the subadviser is paid the following fee based on assets under management:

                        High Yield Bond Portfolio
                                  PIMCO
                   -------------------------------------
                   Total Assets               Annual Fee
                   --------------             ----------
                   On all assets                   0.25%
                   -------------------------------------

The table below shows the amount of the advisory fees that each portfolio paid to the adviser for the past three fiscal years.

                                         Year Ended                 Year Ended                  Year Ended
                                     December 31, 2002           December 31, 2001           December 31, 2000
--------------------------------------------------------------------------------------------------------------
Technology Stock Portfolio                $64,127                    $43,297                           N/A

Small Cap Value Portfolio                     N/A                        N/A                           N/A

Small Cap Stock Portfolio                 239,945                     77,660                           N/A

Small Cap Index Portfolio               1,041,858                  1,041,875                      $916,431

Mid Cap Stock Portfolio                   191,525                     78,843                           N/A

Mid Cap Index Portfolio                    76,977                     30,240                           N/A

International Portfolio                   481,148                    534,996                       579,279

Capital Growth Portfolio                  414,448                    154,942                           N/A

Large Company Index Portfolio           2,039,438                  2,540,815                     2,914,406

Real Estate Securities Portfolio              N/A                        N/A                           N/A

Balanced Portfolio                      2,156,957                  2,421,002                     2,540,242

High Yield Bond Portfolio                 145,010                    139,079                       133,447

Bond Index Portfolio                      472,582                    274,244                       194,744

Mortgage Securities Portfolio                 N/A                        N/A                           N/A

Subadvisers

The following supplements our discussion of the subadvisers as contained in the prospectuses.

International Portfolio - Oechsle International Advisors, LLC
Oechsle International Advisors, LLC ("Oechsle LLC") is the subadviser to the International Portfolio. Oechsle LLC is a Delaware
limited liability company and a registered investment adviser. It has served as subadviser to the Portfolio since November 1,
1998. Oechsle LLC makes the day-to-day investment decisions for the portfolio under the Board of Directors and Thrivent Financial direction and control. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the portfolio. Oechsle, LLC has principal offices at One
International Place, Boston, Massachusetts 02110.

High Yield Bond Portfolio - Pacific Investment Management Company LLC
Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of
Allianz Dresdner Asset Management of America L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP.
Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.  PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California
92660.

Significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re")
and Bayerische Hypo-und Vereinsbank AG (Hypo Vereinsbank"). In mid 2001, Allianz AG acquired Dresdner Bank AG whose broker dealer subsidiaries include Dresdner Kleinwort Benson, Dresdner Kleinwort Wasserstein and Grantchester Securities. Such broker-dealers as well as others including Creidt Lyonnais SA, Credit Lyonnais SA, HVB Capital Markets, and UniCredit Banca Mobiliare S.p.A. that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers and its ability to purchase securities being underwritten by an Affiliated
Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

The following subadvisory fees were paid:

             For the Year Ended December 31, 2002:

                   Oechsle          279,516
                   PIMCO             90,631

Duties and Responsibilities of the Subadvisers
Under the subadvisory agreements, the subadvisers determine which securities and other investments will be purchased, retained or sold for the respective portfolios. The subadvisers place orders for each portfolio; manage the portfolios' overall cash position;
and provide the adviser with U.S. and foreign broker research and a quarterly review of international economic and investment developments. The adviser, among other things, assists and consults with each subadviser in connection with each portfolio's continuous investment program; reviews the portfolios' investment policies and restrictions and recommends appropriate changes to the Board of Directors; and provides the Board of Directors with information concerning relevant economic and political developments. The subadvisers provide services under this agreement in accordance with the portfolios' investment objectives, policies and restrictions. Unless sooner terminated by the adviser or Board of Directors upon 60 days' written notice, the sub-advisory agreements will continue in effect from year to year as long as such continuance is approved at least annually as described above.

Currently, there are no service agreements in place between the Fund and any other party.

PORTFOLIO TRANSACTIONS

We (and, with respect to the International and High Yield Bond Portfolio, Oechsle and PIMCO, respectively) direct the placement of orders for the purchase and sale of the Fund's securities. In directing orders, we will consider a number of factors to attain what we believe is the best combination of price and execution for the portfolios including when we believe that more than one broker or dealer is capable of providing the best combination of price and execution in a transaction. Normally we will select a broker or dealer who furnishes brokerage and research services. In addition to the Fund, we make investment decisions for our general account and other clients. If these entities desire to buy or sell the same securities at about the same time, combined purchases and sales may be made and allocated at the average net unit price for the securities and, as nearly as practicable, on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. It is possible that this procedure could have a detrimental effect on the price or volume of the security to be purchased or sold. However, as far as a portfolio is concerned, we believe that this procedure would generally contribute to better overall execution of the Fund's portfolio transactions, including the realization of lower commission rates and advantageous prices. For example, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund. Where combined purchases and sales are not made, volume transactions and any resulting benefit, of course, would not be available. We do not expect that the opportunity to make such combined purchases and sales will arise in the ordinary course of its business.

The costs of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.
Occasionally, securities may be purchased directly from the issuer, which does not involve the payment of commissions.

For securities traded primarily in the over-the-counter market, the dealers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
In placing portfolio transactions, we seek the best combination of price and execution.

In determining which brokers and dealers provide best price and execution, we look primarily to the price quoted by the broker or dealer, and normally place orders with the brokers or dealers through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the major markets, and that in assessing the best net price and execution available to a portfolio, we will consider all factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis)

Assuming equal execution capabilities and price, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. We may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the portfolios' net asset values and other information provided to the Fund or to us. We may also cause a portfolio to pay to a broker who provides brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker would have charged for effecting that transaction. We must determine, in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which we exercises investment discretion. It is possible that certain of the services received by the adviser attributable to a particular transaction will benefit one or more other accounts for which we exercise investment discretion.

As noted above, we may purchase new issues of securities for the portfolio's in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide us with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other clients, and us without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e)
because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Commissions
Brokerage commissions paid by each of the portfolios listed below were as follows:

Portfolio Name                       Year Ended 2002                   Year Ended 2001                   Year Ended 2000
-------------------------------------------------------------------------------------------------------------------------
Technology Stock                     $    42,719                       $    36,384*                              N/A
Small Cap Value                              N/A                               N/A                               N/A
Small Cap Stock                          182,190                            87,099*                              N/A
Small Cap Index                          109,681                           123,808                        $  339,333
Mid Cap Stock                             83,107                            86,408*                              N/A
Mid Cap Index                             27,940                            11,708*                              N/A
International                            135,392                           124,551                           160,636
Capital Growth                            66,867                            66,135*                              N/A
Large Company Index                       93,618                            84,722                           119,592
Real Estate Securities                       N/A                               N/A                               N/A
Balanced                                 125,573                            90,192                           108,123
High Yield Bond                              N/A                               N/A                               N/A
Bond Index                                   N/A                               N/A                               N/A
Mortgage Securities                          N/A                               N/A                               N/A

* Represents less than a full year of commissions as portfolio began operations March 1, 2001.

Directed Brokerage

The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the fiscal year ended December 31, 2002:

                                Portfolio                            Commissions         Aggregate Transactions
         ------------------------------------------------------------------------------------------------------
         Technology Stock Portfolio                              $        28,957             $  7,865,917
         Small Cap Stock Portfolio                                       146,485               53,570,583
         Small Cap Index Portfolio                                        47,758               41,161,235
         Mid Cap Stock Portfolio                                          64,386               30,263,293
         Mid Cap Index Portfolio                                           2,273                3,256,003
         International Portfolio                                         131,367               81,522,488
         Capital Growth Portfolio                                         14,974                9,081,754
         Large Company Index Portfolio                                    29,964               35,428,061
         Balanced Portfolio                                               16,981               13,690,153
         High Yield Bond Portfolio                                           N/A                      N/A
         Bond Index Portfolio                                                N/A                      N/A

The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

VOTING PRIVILEGES

Under Maryland law, the Fund is not required to hold annual shareholder meetings. However, we may call special meetings for purposes such as electing or removing Directors, changing fundamental policies or approving an investment advisory contract.
Matters that may affect one portfolio distinctly from the other portfolios require a separate vote of shares of that portfolio.
Shares of all the portfolios vote together on matters that affect all of the portfolios such as the election of Directors.
Shareholders of a total of 10% or more of the outstanding shares of the Fund may request a meeting at any time for the purpose of voting to remove a Director or Directors.

Each portfolio's investment objective is a fundamental policy, which may not be changed without the approval of a "majority of the outstanding voting securities" of that portfolio. A "majority of the outstanding voting securities" means the approval of the lesser of: (i) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a portfolio.

While Thrivent Financial, as the owner of the assets of the separate accounts, is entitled to vote all of the shares of a portfolio held to fund the benefits under variable annuity contracts and variable life insurance contracts funded through the separate accounts (together the "contracts"), it will generally do so in accordance with the instructions of contract owners
("owners"). Shareholders are entitled to one vote for each share held with proportionate voting for fractional shares. However,
Thrivent Financial may disregard voting instructions received from owners that would require shares to be voted to (i) disapprove a change from a diversified to a non-diversified investment company (or vice versa) or a change in investment objective, if such change is required by an insurance regulatory authority; (ii) approve any investment advisory agreement that has been disapproved by an insurance regulatory authority; (iii) approve any change in investment objective or policies that would violate state law or result in the purchase of securities that vary from the general quality and nature of investments or investment techniques used by any other separate accounts of Thrivent Financial or its affiliates that have similar investment objectives; (iv) approve a change in any principal underwriter of the Fund that is reasonably disapproved by Thrivent Financial; or (v) approve a change in the
Fund's investment adviser initiated by insurance contract owners or the Fund's Board of Directors, if the proposed advisory fee exceeds any applicable maximums specified in any insurance contract participating in the Fund or if the proposed investment adviser may be expected to use investment techniques different from those generally used by the current adviser or to advise the purchase or sale of securities which would not be consistent with the investment objectives of the Fund or which would vary from the quality and nature of the investments made by any other separate accounts of Thrivent Financial and its affiliates that have similar investment objectives.

Any such shares of a portfolio attributable to a contract for which no timely voting instructions are received and shares of that portfolio held by Thrivent Financial or any of its subsidiaries or affiliated companies for their own account, will be voted by
Thrivent Financial in proportion to the voting instructions that are received with respect to all contracts participating in that portfolio.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Fund are currently offered only to the separate accounts to fund benefits payable under the contracts, and to certain retirement plans. You may not purchase or redeem shares of the Fund directly. If you wish to make a purchase or redemption, please refer to the applicable account prospectus or applicable retirement plan instructions. We may at some later date, also offer shares of the Fund to other separate accounts of Thrivent Financial or a subsidiary or affiliated company of
Thrivent Financial. Shares of the Fund were sold directly to Thrivent Financial in connection with the initial capitalization of the portfolios.

Shares of all portfolios are continuously offered and redeemed by the Fund, without sales charge, at prices equal to the respective per share net asset value (NAV) of each portfolio. The separate accounts purchase and redeem shares of each portfolio at the NAV next determined after the Fund receives such request. The separate account forwards share purchase and redemption requests to the Fund when the accumulation unit value is next determined after you submit your purchase or redemption request to your subaccount.

Orders to purchase or redeem Fund shares which are not based on actions by contract owners, annuitants or beneficiaries or routine deductions of charges by Thrivent Financial will be effected at the portfolio's NAV per share next computed after the order is placed.

We are required to pay the proceeds for redemption of all full and fractional shares of the Fund within seven days after the date as of which the redemption is priced. Each portfolio reserves the right to suspend or postpone redemptions during any period when:
(a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission or that NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the portfolio not reasonably practicable and for such other periods as the Securities and Exchange
Commission may by order permit for the protection of shareholders of each portfolio.

NET ASSET VALUE

Once each day that we are open for business, we determine the NAV per share of any portfolio at the close of regular trading on the NYSE, currently 4:00 p.m. Eastern Time. We do not determine the NAV on holidays observed by the NYSE or Thrivent Financial.
The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or
Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. On days when Thrivent Financial is closed, we will not redeem any shares notwithstanding the fact that the NYSE will be open.

The Fund intends to pay all redemption proceeds in cash. However, redemptions may be paid wholly or partly by a distribution
"in-kind" of securities if the Fund's Board of Directors deems this to be in the best interest of the Fund or its shareholders. If redemptions were made in-kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes, certain preferred stocks or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Directors, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Generally, trading in U.S. government securities, certain foreign securities and other fixed income securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the NAV of a portfolio's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of a portfolio's NAV. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded
(such as a foreign exchange or market), that security may be valued by another method that the Directors believes accurately reflects fair value.

We compute the NAV of shares by adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds, less all of that portfolio's liabilities and dividing the result by the total number of outstanding shares of that portfolio at such time. We value securities owned by the Fund for which market quotations are readily available at current market value. We determine, in good faith, the value of all other securities and assets at fair value by or under the direction of the
Fund's Board of Directors.

TAXATION OF THE FUND

We intend to have each portfolio of the Fund qualify as a regulated investment company (RIC) under Subchapter M of the Internal
Revenue Code (the Code), as amended. We intend to take all other actions that are required so that no federal income tax will be owed by any portfolio of the Fund. Each portfolio will be treated as a separate entity for federal income tax purposes. If a Fund fails to qualify as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the code (described below), with the result that the contracts supported by that account would no longer be eligible for tax deferral. See the applicable account prospectus for more information. Additionally, we intend to have each portfolio comply with the diversification requirements under 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. Our failure to comply with these diversification requirements may result in immediate taxation to you if you own a contract.

We expect to distribute substantially all of each portfolio's ordinary income and capital gains each year. For each portfolio, this consists of all net investment income (including cash dividends and interest paid on the portfolio's investments less estimated expenses) and all net realized short-term and long-term capital gains if any, earned during the year.

We reinvest all income dividends and capital gains distributions in the form of additional shares of the respective portfolio at
NAV. The value of each portfolio's shares is based on the amount of its net assets, including any undistributed net income. Any distribution of income or capital gains results in a decrease in the value of the portfolio's shares equal to the amount of the distribution.

Shares of a portfolio begin accruing dividends on the day following the date as of which the shares are credited to a separate account. Dividends are declared daily and reinvested monthly for the Balanced, High Yield, Bond, Bond Index and Mortgage
Securities Portfolios. We will declare and reinvest dividends annually for the Technology Stock, Small Cap Value, Small Cap Stock,
Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index and Real Estate Securities
Portfolios. However, we may distribute dividends on any portfolio more or less frequently, as needed. We will also declare and distribute annually all net realized capital gains of the portfolio. For portfolios with net capital gains, we will make a capital gain distribution at least annually.

Each of the portfolio's dividends from net investment income together with distributions of short-term capital gains (collectively
"income dividends") are taxable as ordinary income to Thrivent Financial as sole shareholder, whether reinvested in additional shares or paid in cash. Any long-term capital gains ("capital gains distributions") distributed to shareholders are treated as such by the shareholder, whether received in cash or in additional shares, regardless of the length of time a shareholder has owned the shares. All of the portfolios intend to distribute all their net investment income and net realized long-term capital gains.

The fact that dividends and distributions may be taxable to Thrivent Financial as sole shareholder does not necessarily imply a tax consequence to the owner. For information regarding tax consequences to owners of contracts, please refer to "Federal Tax
Status" in the applicable account prospectus.

CALCULATION OF PERFORMANCE DATA

From time to time the Fund may advertise yield and total return for various periods of investment. Such advertisements will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission and may also include other total return information. Performance information should be considered in light of the particular portfolio's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable periods and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information and the impact of taxes on alternative investments, when comparing a particular portfolio's performance to any performance data published for alternative investments.

Since each portfolio of the Fund is used to fund a separate account for a variable product or a retirement plan, all of the calculations reflect pre-tax returns as the returns accumulate on a tax-deferred basis.

Standardized Performance Information

Average Annual Total Return

For each of the portfolios, standardized average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods (or since inception if less than 10 years) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                  P (1 + T)^n =  ERV
Where:
         P    =   A hypothetical $1,000 initial payment;
         T    =   Average annual total return;
         n    =   Number of years;
         ERV  =   Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and
                  10-year periods (or fractional portion thereof).

                                        Average Annual Total Return as of December 31, 2002

      Portfolio                          1-Year      5-Years       10-Years             Inception         Date Of Inception
---------------------------------------------------------------------------------------------------------------------------
Technology Stock Portfolio               (41.71)        N/A           N/A                 (34.59)               03/01/01
Small Cap Stock Portfolio                (20.41)        N/A           N/A                  (6.48)               03/01/01
Small Cap Index Portfolio                (14.87)       2.50           N/A                   8.53                06/14/95
Mid Cap Stock Portfolio                  (15.46)        N/A           N/A                 (13.63)               03/01/01
Mid Cap Index Portfolio                  (14.65)        N/A           N/A                  (6.73)               03/01/01
International Portfolio                  (19.05)        N/A           N/A                  (4.89)               03/02/98
Capital Growth Portfolio                 (22.50)        N/A           N/A                 (16.72)               03/01/01
Large Company Index Portfolio            (22.21)      (0.81)          N/A                   8.21                06/14/95
Balanced Portfolio                        (9.25)       2.87           N/A                   7.90                06/14/95
High Yield Bond Portfolio                  0.40         N/A           N/A                  (1.55)               03/02/98
Bond Index Portfolio                       9.68        7.27           N/A                   7.23                06/14/95

The above figures reflect the deduction of an annual management fee, but do not reflect portfolio expenses, which are voluntarily paid by Thrivent Financial or reimbursed by Thrivent Financial. Without the payment and reimbursement of expenses by Thrivent
Financial which can be changed on 30-days' notice, these total returns would have been lower. As of March 1, 2001, Thrivent
Financial no longer reimburses the Large Company Index, Small Cap Index and the Balanced Portfolios.

SEC Yield

Current yield quotations for the portfolios, are based on a 30-day (or one-month) period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield= 2[(((a-b)/cd)+1)^6-1]
Where:
         a =   Dividends and interest earned during the period;
         b =   Expenses accrued for the period (net of reimbursements);
         c =   The average daily number of shares outstanding during the period that were entitled to receive dividends; and
         d =   The maximum offering price per share on the last day of the period.

For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage-backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on common and preferred stocks is determined by using the stated annual dividend rate applied over the performance period.

As of December 31, 2002, the SEC 30-day yield for the Bond Index Portfolio was 3.75%, the Balanced Portfolio was 2.98% and the
High Yield Bond Portfolio was 9.40%.

Other Performance Information

From time to time, we calculate and advertise performance information for different periods of time by quoting yields or total returns designed to inform you of the performance of a portfolio. We show yields and total returns based on historical performance but these yields and returns do not reflect charges or deductions against the relevant separate account or the relevant contracts.
Calculations of the growth of an investment, at various assumed interest rates and compounding, may be used to show the effect of the length of time, interest rate and/or tax deferral on an investment.

We expect each indexed portfolio (Small Cap Index, Large Company Index and Bond Index) to track its respective index as closely as possible. However, a portfolio has operating expenses that an index does not, so a portfolio will not be able to match the performance of its index exactly. Historical performance does not indicate future performance.

Yields and Total Returns

Yield and total return quotations reflect the performance of a hypothetical investment during a specified period. These returns are based on historical performance and do not in any way indicate future performance. The yield of a portfolio refers to the income made by an investment over a 30-day period expressed as a percentage. We calculate the yield by dividing the net investment income per share for the period by the price per share on the last day of that period. We annualize the yield and show it as a percentage. This means that we assume the income is earned for each 30-day period for twelve periods then we express this as a percentage. Comparison of a portfolio's yield with those of alternative investments (such as savings accounts and various types of bank deposits) should consider differences between the portfolio and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared and the impact of taxes on alternative investments.

The total return of a portfolio refers to the percentage change in value of an investment in the portfolio. For this calculation, we assume all income and capital gains distributions are reinvested and a proportional share of portfolio expenses is deducted during a specified period of time. We calculate total returns for one-, five- and ten-year periods or for the life of the portfolio. Average annual total return is the constant rate of return over a specified period that is compounded annually.

Whenever we advertise performance, we include standardized yield and total return information calculated in accordance with methods established by the SEC. We may also include other total return calculations (known as a nonstandardized calculation) such as cumulative rates of return or returns calculated for periods other than those prescribed by the SEC. The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan. The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of an owner.

Index Information

From time to time, we may compare the performance of the portfolios with that of their benchmark index. Five portfolios are considered to be indexed portfolios: Bond Index, Balanced (equity and bond portions), Large Company Index, Mid Cap Index and Small
Cap Index. These portfolios are passively managed; securities that comprise the portfolio are the same as the securities in their respective index or a representative sample of securities in their index. The other portfolios are actively managed; the portfolios' managers use their own discretion to determine whether to include a security in a portfolio. We may compare some of these actively managed portfolios to benchmark indexes to give you a perspective on the portfolios' performance.

THE S&P 500 INDEX

The S&P 500 Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70%
of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor's , which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Most stocks in the index are listed on the NYSE. A much smaller number come from the American
Stock Exchange and the over-the-counter market. The index is capitalization-weighted--that is, stocks with a larger capitalization
(shares outstanding times current price) have a greater weight in the index. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment.

THE S&P MIDCAP 400 INDEX

Another index from Standard & Poor's we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks. While this index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the index are listed on the NYSE, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index's performance.

THE S&P SMALLCAP 600 INDEX

The Standard & Poor's SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor's SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

DISCLAIMERS AND LIMITATIONS OF LIABILITIES OF STANDARD & POOR'S

The disclaimers and limitations below are set forth in a contract between Standard & Poor's and Thrivent Financial. The Product
refers to the Large Company Index, Mid Cap Index, and Small Cap Index Portfolios and the Licensee refers to Thrivent Financial.
Standard & Poor's requires that such disclaimers be disclosed in this Registration Statement.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P MidCap
400 Index S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the
Licensee is the licensing of certain trademarks and trade names of S&P, the S&P MidCap 400 Index , S&P 500 Index and the S&P
SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P MidCap 400 Index, S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P MidCap 400 Index or the S&P SmallCap 600
Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product or any other person or entity from the use of the S&P MidCap 400 Index, S&P 500 Index or the S&P SmallCap 600 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 Index or the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 2002 of the Fund are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference.

APPENDIX: BOND RATINGS

Ratings in General

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. We continuously monitor the ratings given to securities in the portfolios by rating services. Individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody's, S&P and Duff & Phelps:

Corporate Bond Ratings

Ratings by Moody's

Aaa: Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured).
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Ratings by Standard & Poor's

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Extremely strong capacity to pay principal and interest.

AA+, AA, AA-: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A+, A, A-: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB+, BBB, BBB-: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CC, C , C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BBB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating.
The C rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating or that
S&P does not rate the particular type of obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major category.

Ratings by Duff & Phelps

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-: Good quality investment grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for institutional investment. Considerable variability risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that the obligation might no be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating category.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and or interest payments.
Note: The Duff & Phelps ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

Commercial Paper Ratings

Ratings by Moody's

Moody's commercial paper ratings are opinions of the ability to repay punctually the obligations. Moody's employs the following three investment grade designations to indicate the relative repayment capacity of the rated issuers: Prime 1 (Highest Quality);
Prime 2 (Higher Quality); and Prime 3 (High Quality).

The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the relative repayment capacity of the issuer is rated
Prime-1 (Highest Quality), Prime-2 (Higher Quality) or Prime-3 (High Quality). The portfolios will not invest in commercial paper rated Prime-3.

Ratings by Standard & Poor's

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A +
designation is applied to those issues rated A-1 that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Ratings by Duff & Phelps

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below short-term, risk-free U.S. Treasury obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.